UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

KBR, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33146			20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

	601 Jefferson Street
	Suite 3400
	Houston,	Texas	77002
	(Address of principal executive offices)
Registrant's telephone number including area code: (713) 753-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of KBR, Inc. (the “Company”), the Company’s stockholders voted on four matters. As of the record date, March 17, 2025, there were 129,735,164 shares of common stock outstanding and entitled to vote at the Annual Meeting of Stockholders. On the meeting date, holders of 122,739,247 shares were present in person or by proxy.

The proposals submitted to the stockholders of the Company at the Annual Meeting of Stockholders and the final voting results for each are set forth below. The proposals are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 31, 2025.

Proposal	For	Against	Abstentions	Broker non-votes
1. Election of Directors:
Stuart J. B. Bradie	112,692,004	2,625,175	51,956	7,370,112
Joseph Dominguez	115,290,771	22,135	56,229	7,370,112
Lynn A. Dugle	110,538,992	4,774,610	55,533	7,370,112
Nchacha E. Etta	115,289,571	21,375	58,189	7,370,112
Sir John A. Manzoni KCB	111,638,691	3,676,315	54,129	7,370,112
Lt. General Wendy M. Masiello, USAF (Ret.)	115,290,971	25,972	52,192	7,370,112
Jack B. Moore	112,093,691	3,221,260	54,184	7,370,112
Ann D. Pickard	115,280,839	34,779	53,517	7,370,112
Carlos A. Sabater	113,232,736	1,893,696	242,703	7,370,112
Lewis F. Von Thaer	115,288,795	27,874	52,466	7,370,112

Each of the director nominees was elected for a one-year term expiring at the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Proposal	For	Against	Abstentions	Broker non-votes
2. Advisory vote to approve the compensation of our Named Executive Officers as disclosed in the proxy statement.	114,070,221	1,120,245	178,669	7,370,112

The advisory vote was in favor of approval of our executive compensation.

Proposal	For	Against	Abstentions	Broker non-votes
3. Ratification of KPMG LLP as independent registered public accounting firm for the Company for the year ending January 2, 2026.	119,894,755	2,796,309	48,183	N/A

The selection of KPMG LLP as the independent registered public accounting firm for the Company for the year ending January 2, 2026, was ratified.

Proposal	For	Against	Abstentions	Broker non-votes
4. Approval of the adoption of the Amended and Restated Certificate of Incorporation to, among other things, limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.	99,712,588	15,588,280	68,267	7,370,112

The adoption of the Amended and Restated Certificate of Incorporation to, among other things, limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law was approved. The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of KBR, Inc. dated May 14, 2025

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

May 19, 2025	/s/ Sonia Galindo
Sonia Galindo
Executive Vice President, General Counsel & Corporate Secretary